                                                                  Exhibit 10.1.2


                  SECOND MODIFICATION AND ASSUMPTION AGREEMENT


DATE:             June 1, 2001
----

PARTIES:
--------
Existing Borrower:         MHC:                            MONTEREY HOMES CONSTRUCTION, INC., an Arizona
                                                           corporation

                           MHA:                            MONTEREY HOMES ARIZONA, INC., an Arizona corporation

                           Paseo Construction              MERITAGE PASEO CONSTRUCTION, LLC, an Arizona limited liability company, formerly known as Chandler 110, LLC

                           MHNC:                           MERITAGE HOMES OF NORTHERN CALIFORNIA, INC., a California corporation

                           Paseo Crossing:                 MERITAGE PASEO CROSSING, LLC, an Arizona limited liability company

                           Meritage Construction:          MERITAGE HOMES CONSTRUCTION, INC., an Arizona
                                                           corporation

                           Meritage Arizona:               MERITAGE HOMES OF ARIZONA, INC., an Arizona corporation

Additional
Borrower:                  Hancock Communities:            HANCOCK-MTH COMMUNITIES, INC., an Arizona corporation

                           Hancock Builders:               HANCOCK-MTH BUILDERS, INC., an Arizona corporation

Lender:                    WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, formerly known as Norwest
                           Bank Arizona, National Association

                           CALIFORNIA BANK & TRUST, a California banking corporation

Administrative Agent
and Sole Lead
Arranger:                  WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION, a
                           national banking association, formerly known as Norwest Bank Arizona,
                           National Association
Documentation
and Syndication
Agent:                     CALIFORNIA BANK & TRUST, a California banking corporation

                                    RECITALS:
                                    ---------

         A. Lenders have extended to Existing Borrower credit ("Loan") in the principal amount of $100,000,000.00 pursuant to the Loan Agreement, dated December 29, 1999, as modified by that First Modification Agreement (the "First Modification") dated May 16, 2000 and assumed pursuant to that Assumption Agreement (the "Assumption Agreement") dated April 6, 2001 (as modified and assumed, the "Loan Agreement"), and evidenced by two (2) Replacement Promissory Notes, dated May 16, 2000 (collectively, the "Notes"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement. The unpaid principal of the Loan as of May 30, 2001 was $77,564,842.37.

         B. The Loan is secured by, among other things, the following (the "Deeds of Trust"):

                  (i) An Amended and Restated Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Maricopa) dated December 29, 1999, by MHC and MHA, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on December 30, 1999, at Recorder's No. 99-1165935, records of Maricopa County, Arizona, as thereafter amended and/or supplemented from time to time;

                  (ii) A Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Val Vista Meadows Option Property) dated December 29, 1999, by MHC and MHA, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on December 30, 1999, at Recorder's No. 99-1165936, records of Maricopa County, Arizona, as thereafter amended and/or supplemented from time to time;

                  (iii) A Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Paseo Crossing) dated February 8, 2000, by Paseo Construction, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on February 25, 2000, at Recorder's No. 00-0140216, records of Maricopa County, Arizona, as thereafter amended and/or supplemented from time to time;

                  (iv) An Amended and Restated Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Pima) dated December 29, 1999, by MHC and MHA, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on December 30, 1999, in Docket 11204, page 6460, records of Pima County, Arizona, as thereafter amended and/or supplemented from time to time;

                  (v) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Black Diamond Knolls) dated September 13, 1999, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on October 5, 1999, as Series No. 99-264104, records of Contra Costa County, California, as thereafter amended and/or supplemented from time to time;

                  (vi) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Black Diamond Knolls Option Property) dated September 13, 1999, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on October 5, 1999, as Series No. 99-264105, records of Contra Costa County, California, as thereafter amended and/or supplemented from time to time;

                  (vii) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Black Diamond Estates) dated April 12, 1999, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on May 7, 1999, as Series No. 99-123453, records of Contra Costa County, California, as thereafter amended and/or supplemented from time to time;

                  (viii) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Wildhorse No. 1) dated November 18, 1998, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on November 24, 1998, as Instrument No. 98-0034610, records of Yolo County, California, as thereafter amended and/or supplemented from time to time;

                  (ix) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Whitney Oaks) dated October 2, 1998, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on November 24, 1998, as Instrument No. 98-0097765, records of Placer County, California, as thereafter amended and/or supplemented from time to time;

                  (x) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Empire Ranch) dated November 15, 1999, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on December 2, 1999, in Book 9912-02, page 0995, records of Sacramento County, California, as thereafter amended and/or supplemented from time to time;

                  (xi) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Sterling Park - Phase I) dated April 30, 1999, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on May 3, 1999, as Instrument No. 99058301, records of San Joaquin County, California, as thereafter amended and/or supplemented from time to time; and

                  (xii) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Villa Francais) dated April 25, 2001, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on May 2, 2001, at Recorder's No. 2001-44309, records of Stanislaus County, California, as thereafter amended and/or supplemented from time to time

The agreements, documents, and instruments securing the Loan and the Notes are referred to individually and collectively as the "Security Documents."

         C. The Notes, the Loan Agreement, the Security Documents, the side letter regarding the Agency Fee (the "Agency Fee Letter"), any environmental indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified by the First Modification and assumed pursuant to the Assumption Agreement, are sometimes referred to individually and collectively as the "Loan Documents."

         D. A Continuing Guarantee dated December 29, 1999 guaranteeing all indebtedness of Borrower to Lenders, as modified by the Consent and Agreement of Guarantor(s) attached to the First Modification and the Assumption Agreement (as modified, the "Guarantee Agreement") was executed and delivered to Lenders by MERITAGE CORPORATION, a Maryland corporation, MTH - TEXAS GP, INC., an Arizona corporation, MTH - TEXAS LP, INC., an Arizona corporation, LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership, and TEXAS HOME MORTGAGE CORPORATION, a Texas corporation (hereinafter collectively called "Guarantors").

         E. Existing Borrower has requested that Lenders, Administrative Agent and Sole Lead Arranger (hereinafter, "Administrative Agent"), and Documentation and Syndication Agent permit Additional Borrower to become an additional borrower under the Loan and assume the obligations of Existing Borrower as an additional obligor under the Loan. Lenders, Administrative Agent and Documentation and Syndication Agent are willing to permit Additional Borrower to become an additional borrower under the Loan and assume the obligations of Existing Borrower as an additional obligor under the Loan, subject to the terms and conditions herein. Existing Borrower and Additional Borrower are hereinafter jointly and severally called "Borrower."

         F. In addition, Borrower has requested that Lenders, Administrative Agent and Documentation and Syndication Agent modify the Loan and the Loan Documents as provided herein. Lenders, Administrative Agent and Documentation and Syndication Agent are willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

                                   AGREEMENT:
                                   ---------

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, Administrative Agent and Documentation and Syndication Agent agree as follows:

SECTION 1. ACCURACY OF RECITALS.

         Borrower acknowledges the accuracy of the Recitals.

SECTION 2. ASSUMPTION, MODIFICATION OF LOAN DOCUMENTS AND OTHER AGREEMENTS.


         2.1 Additional Borrower hereby joins in the Loan Agreement as a "Borrower" and assumes, severally and collectively with Existing Borrower, the obligation for payment of the indebtedness evidenced by the Notes and for the performance of all covenants, conditions, provisions and agreements under the Loan Agreement and the other Loan Documents. Such assumption shall in no way affect the liability or obligations of Existing Borrower under the Notes, the Loan Agreement and the other Loan Documents, the priority of any of Lender's liens and security interests securing repayment of the Loan, nor the liability of any Guarantor.

         2.2 Additional Borrower hereby severally and collectively covenants, promises and agrees (i) to pay the Notes at the times, in the manner and in all other respects as therein provided or as it may be modified in writing between the obligor and the holder thereof; (ii) to perform each and all of the covenants, conditions, provisions and agreements in the Loan Agreement and the other Loan Documents to be performed by Existing Borrower, at the time, in the manner and in all other respects as therein provided; and (iii) to be bound by each and every term, condition, representation, warranty and provision of the Notes, the Loan Agreement and the other Loan Documents as though such documents and instruments had originally been made, executed and delivered by Additional Borrower severally and collectively with Existing Borrower.

         2.3 From and after the date hereof, the terms "Borrower" and "Maker" in the Loan Documents shall mean, severally and collectively, MHC, MHA, Paseo Construction, MHNC, Paseo Crossing, Meritage Construction, Meritage Arizona, Hancock Communities and Hancock Builders. Each Borrower shall be jointly and severally obligated under the Loan, the Loan Agreement, the Notes and the other Loan Documents.

         2.4 The following definitions set forth in Section 2 of the Loan Agreement are hereby amended in their entirety to read as follows:

                  "ADJUSTED TANGIBLE NET WORTH" means, as of any date of determination, the amount of consolidated Owners' Equity of the Meritage Group as shown on its consolidated balance sheet, minus the Net Book Value (after deducting reserves applicable thereto) of all assets classified as intangible assets under GAAP, including, without limitation, goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, permits, covenants not to compete, and rights related thereto.

                  "FEES" shall mean the Facility Fee, the Agency Fee, the Letter of Credit Fee, the Fronting Bank Fee, the Extension Fee, the Nonusage Fee, the Conversion Fee and all other fees and charges, if any (other than interest), payable hereunder or otherwise payable in connection with the Loan.

                  "LIABILITIES" of a Person means all items included in the liability section of a balance sheet of that person prepared in accordance with GAAP applied as of the date of calculation. Without limiting the generality of the foregoing, the term "Liabilities" shall include outstanding balances owed by any parent or subsidiary thereof, including but not limited to the Loan, notes payable to other financial institutions whether secured or unsecured, private or public bonds, seller financing, letters of credit outstanding, all guarantees of third party indebtedness, and accounts payable, subordinated debt, accrued expenses, and customer deposits.

                  "LIBOR MARGIN" shall mean the following amounts per annum as in effect from time to time, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 18.3(f):

                  If Leverage Ratio is:                                The LIBOR Margin is:
                  -------------------------------------------------------------------------
                  Tier 1.  Less than 1.60 to 1                         1.75% per annum
                  -------------------------------------------------------------------------
                  Tier 2.  Equal to or greater than 1.60 to 1          2.00% per annum

         Each LIBOR Margin shall be in effect from the date the most recent Compliance Certificate is received by Administrative Agent to but excluding the date the next Compliance Certificate is received; provided, however, that if Borrower fails to timely deliver the next Compliance Certificate, the LIBOR Margin in effect from the date such Compliance Certificate was due to but excluding the date such Compliance Certificate is received by Administrative Agent shall be the LIBOR Margin shown in Tier 2 above, and, thereafter, the pricing level indicated by such Compliance Certificate when received. Notwithstanding the foregoing, the LIBOR Margin commencing on June 1, 2001 and continuing through the date the next Compliance Certificate is received by Administrative Agent shall be the LIBOR Margin shown in Tier 2 above.

                  "SIGNIFICANT DEBT AGREEMENT" means all documents, instruments and agreements executed by any member of the Meritage Group, evidencing, securing or ensuring any public or private Indebtedness of any member of the Meritage Group or any guaranty, in each case in excess of $5,000,000 in outstanding principal (or principal equivalent) amount, including, without limitation, that $75,000,000 revolving line of credit from Guaranty Federal FSB to Legacy/Monterey Homes L.P. and Legacy Operating Company, L.P., the $165,000,000 9-3/4% Senior Notes due 2011 and any refinancings thereof, but excluding any Indebtedness that is Non-Recourse Debt.

                  "VARIABLE RATE" means a fluctuating rate per annum equal to the higher of (i) the Federal Funds Rate plus one-half of one percent (.5%) and (ii) the Prime Rate.

         The Variable Rate shall change from time to time on the effective date of, and in conformity with, changes in the Federal Funds Rate and the Prime Rate.

         2.5 The following new definitions are hereby added to Section 2 of the Loan Agreement:

                  "ANNIVERSARY DATE": See Section 3.15 hereof.

                  "COMPLIANCE CERTIFICATE" means the certificate required to be delivered to Administrative Agent pursuant to Section 18.3(f).

                  "CONVERSION DATE" means June 1, 2003; provided, however, that the Banks may, in the Banks' sole and absolute discretion, extend the Conversion Date pursuant to Section 3.15.

                  "CONVERSION FEE": See Section 8.7 hereof.

                  "EXTENSION FEE": See Section 3.15 hereof.

                  "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Wells Fargo Bank Arizona, National Association, on such day on such transactions as determined by Administrative Agent.

                  "FRONTING BANK FEE": See Section 6.3(b) hereof.

                  "LEVERAGE RATIO" means, as of any date of determination, the ratio of (i) the Meritage Group's consolidated Liabilities to (ii) Adjusted Tangible Net Worth.

                  "NONUSAGE FEE": See Section 8.6 hereof.

         2.6 Section 3.15 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  3.15 Conversion Date. On June 1, 2002 and upon each anniversary of such date thereafter (each such date, including June 1, 2002, is hereinafter called an "Anniversary Date"), the Banks may, at the request of Borrower, in the Bank's sole and absolute discretion after conducting an annual meeting of the Banks with the Borrower not less than sixty (60) days prior to the Anniversary Date, extend the

         Conversion Date for a period of twelve (12) months, with such changes to this Agreement or the terms and conditions herein as the Banks may require, in their sole and absolute discretion, and upon such terms and conditions as the Banks may require, in their sole and absolute discretion, including, without limitation, the following:

                           (a) Borrower at least ninety (90) days prior to the
                  applicable Anniversary Date shall have given Administrative Agent written notice that Borrower desires such extension.

                           (b) For each Anniversary Date commencing with the
                  Anniversary Date on June 1, 2003, Borrower shall have paid to Administrative Agent in cash or immediately available funds for distribution to Banks in accordance with their Pro Rata Shares, a non-refundable extension fee (the "Extension Fee") at the rate of one-quarter of one percent (.25%) per annum of the maximum Commitment Amount calculated for the extension period, which fee shall be payable in advance on or before the applicable Anniversary Date.

                           (c) Administrative Agent, in its reasonable
                  discretion, shall have determined that no Material Adverse Change has occurred.

                           (d) No Event of Default or no Unmatured Event of
                  Default shall have occurred and be continuing on the date of Borrower's notice of extension to Administrative Agent or on the applicable Anniversary Date.

         If Banks holding aggregate Commitments of less than one hundred percent (100%) of the Commitment Amount, but at least eighty percent (80%) of the Commitment Amount, agree to such extension, then (i) the approving Banks may, but shall have no obligation to, require the dissenting Banks to transfer and assign to the approving Banks without recourse (in accordance with and subject to the restrictions contained herein and in the Co-Lender Agreement) all their interests, rights and obligations under this Agreement, or (ii) Borrower may (A) terminate the Commitments of the dissenting Banks or (B) require the dissenting Banks to transfer and assign without recourse (in accordance with and subject to the restrictions contained herein and in the Co-Lender Agreement) all their interests, rights and obligations under this Agreement to another financial institution reasonably acceptable to Administrative Agent which shall assume such obligations; provided that upon the exercise of the rights described in clause (i) or (ii) above the approving Banks, Borrower or the assignee, as the case may be, shall pay to the dissenting Banks in immediately available funds on the date of such termination or assignment the principal of and interest accrued to the date of payment on the Loans made by them hereunder and all other amounts accrued for their account or owed to them hereunder. From and after the Conversion Date, the Loan shall cease to be a revolving line of credit and the Commitment Amount shall be automatically reduced on the last day of the third Calendar Month in the Conversion Period and on the last day of each third Calendar Month thereafter, with the amount of each such reduction to be equal to one-eighth of the Commitment Amount in effect as of the day prior to commencement of the Conversion Period.

         2.7 Section 3.17 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  3.17 Mandatory Prepayments. If for any reason at any time the Loan Balance exceeds the Available Commitment, Borrower shall within two (2) Business Days after receipt of notice from Administrative Agent make a payment to Administrative Agent in an amount equal to the sum of
         (i) such excess principal, and (ii) accrued and unpaid interest thereon. Administrative Agent, in its sole discretion, may suspend the commitment to make any further Advances until Administrative Agent shall have received such payment.

         2.8 Section 6.3(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

                  (b) Borrower further agrees to pay to the Issuing Bank for its own account (i) a non-refundable fee (the "Fronting Bank Fee") equal to one-quarter percent (.25%) per annum on the Stated Amount of each Letter of Credit, computed on a daily basis, during the Outstanding Period, and (ii) a charge for all reasonable administrative expenses of the Issuing Bank in connection with the issuance, amendment or modification (if any) and administration of the Letter of Credit upon demand from time to time. The Fronting Bank Fee shall be payable in advance upon the issuance of a Letter of Credit.

         2.9 Section 8 of the Loan Agreement is hereby amended in its entirety to read as follows:

         SECTION 8. FEES

                  As additional consideration for the Commitment, Borrower agrees to pay to Administrative Agent for distribution to Administrative Agent and the Banks in accordance with the Co-Lender Agreement and/or the terms and provisions hereof the following fees, from Borrower's own funds (unless otherwise indicated), which shall be earned on the date due under the Loan Documents and shall be non-refundable to Borrower:

                  8.1 Facility Fee. A fee for the Commitment (the "Facility Fee") at the rate of one-quarter of one percent (.25%) per annum of the maximum Commitment Amount then in effect shall be due and payable quarterly in advance on each January 1, April 1, July 1 and October 1, provided that the initial Facility Fee shall be payable on the date of this Agreement and shall be prorated for the period commencing on the date of this Agreement and ending on December 31, 1999 at the per annum rate set forth above.

                  8.2 Agency Fee. The Agency Fee in accordance with terms and conditions set forth in a side letter between Borrower and Administrative Agent.

                  8.3 Letter of Credit Fee and Fronting Bank Fee. See Section
         6.3 hereof.

                  8.4 Attorneys' Costs, Expenses, and Fees. Attorneys' costs, expenses, and fees for Administrative Agent's counsel and the Banks' counsel as provided in the Loan Documents, payable on or before the date hereof and during the term of the Commitment, from time to time upon the presentation by Administrative Agent of statements therefor.

                  8.5 Appraisal Fees, Title Insurance Premium, and Other Costs, Expenses, and Fees. Appraisal fees, appraisal review fees, title insurance premiums, and other costs, expenses, and fees that Borrower is obligated to pay pursuant to the Loan Documents, in the amounts specified by Administrative Agent, payable on or before the date hereof, and monthly thereafter during the term of the Commitment.

                  8.6 Nonusage Fee. For the period commencing on June 1, 2001, and continuing thereafter, a nonusage fee (the "Nonusage Fee") computed at the rate per annum of fifteen-hundredths of one percent (.15%) per annum of the unused Commitment Amount, shall be payable quarterly in arrears commencing on July 1, 2001, and on each October 1, January 1, April 1 and July 1 thereafter. For each quarter (or portion thereof) the Nonusage Fee shall be equal to: (i) the Commitment Amount (as in effect at the beginning of such quarter) minus (ii) the "average quarterly outstandings" for the quarter (or portion thereof) with respect to which the Nonusage Fee is being computed, with the resulting number multiplied by (iii) one-quarter (1/4th) of the rate per annum of fifteen-hundredths of one percent (.15%). As used herein, "average quarterly outstandings" means the sum of the outstanding Loan balance at the end of each week (on each Friday) during the quarter (or portion thereof) for which the Nonusage Fee is being computed, divided by the number of weeks in that quarter (or portion thereof). If the Nonusage Fee is being computed for less than a full quarter, the percentage used in clause (iii) above shall be computed on a weekly basis for the number of weeks for which the fee is being computed. The Nonusage Fee shall be distributed to the Banks in accordance with their Pro Rata Shares.

                  8.7 Extension Fee. See Section 3.15 hereof.

                  8.8 Conversion Fee. A conversion fee (the "Conversion Fee") at the rate of one-half of one percent (.5%) per annum of the Commitment Amount then in effect, calculated for the entire Conversion Period, shall be due and payable in full in advance on the Conversion Date. The Conversion Fee shall be distributed to the Banks in accordance with their Pro Rata Shares.

         2.9 Section 18.3(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

                  (b) Consolidating and Consolidated Annual Statements of the Meritage Group. As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of the Meritage Group, audited consolidated financial statements of the Meritage Group, including its consolidated balance sheet as of the close of such fiscal year and consolidated statements of income and cash flows of the Meritage Group for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an unqualified opinion thereon of independent public accountants of recognized national standing selected by the Meritage Group and acceptable to Administrative Agent, to the effect that such financial statements have been prepared in accordance with GAAP (except for changes in which such accountants concur) and that the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances. As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Meritage Group, company prepared consolidating financial statements of the Meritage Group, including its consolidating balance sheet as of the close of such fiscal year and consolidating statements of income and cash flows of the Meritage Group for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP. Within sixty (60) days prior to each fiscal year of the Meritage Group, a projection, in reasonable detail and in form and substance satisfactory to Administrative Agent, on a quarterly basis of the cash flow and of the earnings of the Meritage Group for the next two (2) fiscal years, together with gross and net margin analysis of each project by quarter. As soon as available and in any event within one hundred twenty (120) days after the end of the Meritage Group's fiscal year, a copy of the Meritage Group's annual report on Form 10-K filed with the SEC. Within fifteen (15) Business Days after filing, copies of all filings with the SEC by any member of the Meritage Group.

         2.10 Section 19.3 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  19.3 Financial Covenants. Borrower shall not permit:

                  (a) Maximum Leverage Ratio. The Leverage Ratio to be greater than the following:

                           (i) 3.00 to 1.0 for the fiscal quarter ending June
                  30, 2001.

                           (ii) 2.75 to 1.0 for the fiscal quarter ending
                  September 30, 2001.

                           (iii) 2.50 to 1.0 for the fiscal quarter ending
                  December 31, 2001 and as of the end of the first three fiscal quarters of each fiscal year of the Meritage Group thereafter.

                           (iv) 2.25 to 1.0 for the fiscal quarter ending
                  December 31, 2002 and as of the end of the fourth fiscal quarter of each fiscal year of the Meritage Group thereafter.

                  (b) Minimum Fixed Charge Coverage. The ratio of the Meritage Group's consolidated EBITDA to total interest incurred plus any regularly scheduled principal payments (excluding balloon payments and/or maturing loans) due on public or private debt or debt owed to any financial institution, to be less than 2.0 to 1.0, determined as of the end of each fiscal quarter of the Meritage Group's fiscal year for the immediately preceding four fiscal quarters.

                  (c) Minimum Adjusted Tangible Net Worth. The consolidated Adjusted Tangible Net Worth of the Meritage Group determined as of the end of each quarter of the Meritage Group's fiscal year to be less than the following:

                           (i) $85,000,000 as of June 30, 2001.

                           (ii) $100,000,000 as of September 30, 2001.

                           (iii) $120,000,000 as of December 31, 2001.

                           (iv) For each fiscal quarter commencing with the
                  quarter ending March 31, 2002 and continuing thereafter, the sum of (A) $120,000,000, (b) fifty percent (50%) of
                  Consolidated Net Income for each fiscal quarter of the Meritage Group in which Consolidated Net Income is positive (without offset for any fiscal quarter in which the Meritage Group's Consolidated Net Income is negative), and (C) seventy-five percent (75%) of any new stated capital or paid in capital acquired by the Meritage Group.

                           (d) Guaranties. The Meritage Group to make or suffer
                  to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary or joint venture that is not a Loan Party) or otherwise assume, guarantee or in any way become contingently liable or responsible for obligations of any other Person, whether by agreement to purchase those obligations of any other Person, or by agreement for the furnishing of funds through the purchase of goods, supplies or services (whether by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the obligations of any other Person that, in the aggregate, exceeds twenty percent (20%) of the consolidated Adjustable Tangible Net Worth of the Meritage Group.

         Any failure to comply with the foregoing financial covenants shall constitute an Event of Default.

         2.11 Section 24.12 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  24.12 Participations and Assignments. Each Bank, at any time, shall have the right (subject to the terms of the Co-Lender Agreement) to sell, assign, transfer, negotiate or grant participation interests in the Loan and in any documents and instruments executed in connection herewith. In connection with any assignment by a Bank of all or a portion of its interest in the Loan (i) except in the case of an assignment to a Bank or an affiliate of any Bank, or if an Unmatured Event of Default or an Event of Default shall be continuing, Borrower must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) Administrative Agent must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (iii) the amount of the Commitment of the assigning Bank subject to each such assignment shall not be less than $10,000,000.00 or such lesser amount if such amount is the entire Commitment of the assigning Bank, and (iv) any assignee shall have a net worth of at least $350,000,000 and total assets of a least $2.5 billion. Within five Business Days after receipt of notice of any assignment of a Bank's interest the Loan, the Borrower shall execute and deliver to Administrative Agent, in exchange for the surrendered Note or Notes (A) a new Note or Notes to the order of such assigning Bank in a principal amount equal to the applicable Commitment retained by it, if any, and (B) a new Note or Notes, to the order of the assignee Bank in a principal amount equal to the applicable Commitment assigned to it. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes; such new Notes shall be dated the date of the surrendered Notes which they replace and shall otherwise be in substantially the form of EXHIBIT "A". Canceled Notes shall be returned to the Borrower. Each Bank is authorized to furnish to any participant or prospective participant any information or document that such Bank may have or obtain regarding the Loan, Borrower or any guarantor of the Loan.

         2.12 Borrower hereby acknowledges and agrees that by executing the attached Consent and Agreement of Guarantor(s), Legacy Operating Company, L.P., a Texas limited partnership, assumes on a joint and several basis the obligations and liabilities of Guarantors under the Guarantee Agreement and the other applicable Loan Documents.

         2.13 Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as assumed and modified herein.

SECTION 3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

         The Loan Documents and each and every term, condition, representation, warranty and provision thereof are ratified and affirmed by Borrower and shall remain in full force and effect as assumed and modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

SECTION 4. BORROWER REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants to Lenders, Administrative Agent, and Documentation and Syndication Agent:

         4.1 No default or event of default under any of the Loan Documents as assumed and modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as assumed and modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower, any Guarantor or any other person whose financial statement has been delivered to Administrative Agent in connection with the Loan from the most recent financial statement received by Administrative Agent.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as assumed and modified herein.

         4.5 The Loan Documents as assumed and modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Each Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as assumed and modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as assumed and modified herein have been duly authorized by all requisite action by or on behalf of each Borrower. This Agreement has been duly executed and delivered on behalf of each Borrower.

SECTION 5. BORROWER COVENANTS.

         Borrower covenants with Lenders, Administrative Agent, and Documentation and Syndication Agent:

         5.1 Borrower shall execute, deliver, and provide to Lenders, Administrative Agent, and Documentation and Syndication Agent such additional agreements, documents, and instruments as reasonably required by Administrative Agent to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and absolutely and forever releases and discharges Lenders, Administrative Agent, and Documentation and Syndication Agent and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, in respect of the Loan, the Loan Documents, or the actions or omissions of Lenders, Administrative Agent, and/or Documentation and Syndication Agent in respect of the Loan or the Loan Documents and which arise from events occurring prior to the date of this Agreement.

SECTION 6. CONDITIONS PRECEDENT.

         The agreements of Lenders, Administrative Agent, and Documentation and Syndication Agent and the assumptions and modifications contained herein shall not be binding upon Lenders, Administrative Agent, and Documentation and Syndication Agent until Lenders, Administrative Agent, and Documentation and Syndication Agent have executed and delivered this Agreement and Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to Administrative Agent and shall be subject to approval by Administrative Agent:

         6.1 An original of this Agreement fully executed by the Borrower and all Guarantors;

         6.2 An original modification of the side letter executed by Borrower in connection with the Agency Fee, fully executed by Borrower and the payment of all fees as required therein for the effectiveness of this Agreement;

         6.3 A legal opinion of Borrower's counsel covering such issues as shall be required by Administrative Agent;

         6.4 Copies of the documentation executed or to be executed or issued in connection with the $165,000,000 public debt issue of Meritage;

         6.5 If any Borrower or any Guarantor is a corporation, limited liability company, partnership or trust, such resolutions or authorizations and such other documents as Administrative Agent may require relating to the existence and good standing of that corporation, partnership or trust, and the authority of any person executing this Agreement or other documents on behalf of that corporation, limited liability company, partnership or trust;

         6.6 A commitment from the title insurance companies that issued the lender's ALTA extended coverage title insurance policies in connection with the Loan (the "Title Policies") to issue endorsements, in form satisfactory to Administrative Agent, to the Title Policies, insuring that the modifications contained herein do not affect the lien priority of the Deeds of Trust; and

         6.7 Payment of all the internal and external costs and expenses incurred by Lenders, Administrative Agent, and Documentation and Syndication Agent in connection with this Agreement (including, without limitation, inside and outside attorneys, processing and title costs, expenses, and fees).

SECTION 7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
           WAIVER.

         The Loan Documents as assumed and modified herein contain the complete understanding and agreement of Borrower, Lenders, Administrative Agent, and Documentation and Syndication Agent in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as assumed and modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8. BINDING EFFECT.

         The Loan Documents as assumed and modified herein shall be binding upon and shall inure to the benefit of Borrower, Lenders, Administrative Agent, and Documentation and Syndication Agent and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

SECTION 9. CHOICE OF LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

SECTION 10. COUNTERPART EXECUTION.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

         DATED as of the date first above stated.

                      MONTEREY HOMES CONSTRUCTION, INC., an Arizona Corporation



                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------


                      MONTEREY HOMES ARIZONA, INC., an Arizona corporation



                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------

                      MERITAGE PASEO CONSTRUCTION, LLC, an Arizona limited liability company, formerly known as Chandler 110, LLC

                      BY:      MERITAGE HOMES CONSTRUCTION,
                               INC., an Arizona corporation, Member



                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                      MERITAGE HOMES OF NORTHERN CALIFORNIA, INC., a California corporation



                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------


                      MERITAGE PASEO CROSSING, LLC, an Arizona limited liability company

                      BY:      MERITAGE HOMES OF ARIZONA, INC., an
                      Arizona corporation, Member



                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                      MERITAGE HOMES CONSTRUCTION, INC., an Arizona corporation



                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------

                      MERITAGE HOMES OF ARIZONA, INC., an Arizona corporation



                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------


                      HANCOCK-MTH COMMUNITIES, INC., an Arizona corporation


                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------


                      HANCOCK-MTH BUILDERS, INC., an Arizona corporation


                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------

                       BORROWER


                      WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, formerly known as Norwest Bank Arizona, National Association


                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------

                                         ADMINISTRATIVE AGENT,
                                 SOLE LEAD ARRANGER AND LENDER

                      CALIFORNIA BANK & TRUST, a California banking corporation


                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------

                                DOCUMENTATION AND
                                  SYNDICATION AGENT AND LENDER

                      CONSENT AND AGREEMENT OF GUARANTOR(S)

         With respect to the Second Modification and Assumption Agreement, dated May 31, 2001 ("Agreement"), between MONTEREY HOMES CONSTRUCTION, INC., an Arizona corporation, MONTEREY HOMES ARIZONA, INC., an Arizona corporation, MERITAGE PASEO CONSTRUCTION, LLC, an Arizona limited liability company, formerly known as Chandler 110, LLC, MERITAGE HOMES OF NORTHERN CALIFORNIA, INC., a California corporation, MERITAGE PASEO CROSSING, LLC, an Arizona limited liability company, MERITAGE HOMES CONSTRUCTION, INC., an Arizona corporation, MERITAGE HOMES OF ARIZONA, INC., an Arizona corporation, HANCOCK-MTH COMMUNITIES, INC., an Arizona corporation, and HANCOCK-MTH BUILDERS, INC., an Arizona corporation (severally and collectively, "Borrower"), WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, formerly known as Norwest Bank Arizona, National Association and CALIFORNIA BANK & TRUST, a California banking corporation (severally and collectively, "Lenders"), WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, formerly known as Norwest Bank Arizona, National Association, in its capacity as Administrative Agent and Sole Lead Arranger ("Administrative Agent"), and CALIFORNIA BANK & TRUST, a California banking corporation ("Documentation and Syndication Agent") the undersigned (individually and, if more than one, collectively "Guarantor") agrees for the benefit of Lenders, Administrative Agent, and Documentation and Syndication Agent as follows:

         1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guarantee Agreement as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guarantee Agreement (including, without limitation, any environmental indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guarantee Agreement and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents." Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

         2. Legacy Operating Company, L.P., a Texas limited partnership ("Legacy OC"), hereby joins in the Guarantee Agreement and all other Guarantor Documents as a "Guarantor" and assumes, severally and collectively with all other Guarantors, the obligations and liabilities under the Guarantee Agreement and the other Guarantor Documents. Such assumption shall in no way affect the liability or obligations of any other Guarantor under the Guarantee Agreement and the other Guarantor Documents, nor the liability of any Borrower under the Loan Documents.

         3. Legacy OC hereby covenants, promises and agrees to be bound by each and every term, condition, representation, warranty and provision of the Guarantee Agreement and the other Guarantor Documents as though such documents and instruments had originally been made, executed and delivered by Legacy OC severally and collectively with the other Guarantors.

         4. From and after the date hereof, the term "Guarantor" in the Guarantee Agreement and the other Guarantor Documents shall mean, severally and collectively, MERITAGE CORPORATION, a Maryland corporation, MTH - TEXAS GP, INC., an Arizona corporation,

MTH - TEXAS LP, INC., an Arizona corporation, LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership, TEXAS HOME MORTGAGE CORPORATION, a Texas corporation, and Legacy OC. Each Guarantor shall be jointly and severally obligated under the Guarantee Agreement and the other Guarantor Documents.

         5. Each Guarantor hereby consents and agrees to the foregoing transaction and the addition of Hancock Communities and Hancock Builders as additional Borrowers under the Loan, and agrees that nothing contained in the Agreement shall in any manner affect or impair any of the obligations or liabilities of the undersigned Guarantors to Lender. Each reference in the Guarantee Agreement to the term "Borrower" shall mean, severally and collectively, MHC, MHA, Paseo Construction, MHNC, Paseo Crossing, Meritage Construction, Meritage Arizona, Hancock Communities and Hancock Builders.

         6. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.

         7. Guarantor fully, finally, and forever releases and discharges Lenders, Administrative Agent, and Documentation and Syndication Agent and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Lenders, Administrative Agent, and/or Documentation and Syndication Agent in respect of the Loan, the Loan Documents, or the Guarantor Documents and which arise from events occurring prior to the date hereof.

         8. Guarantor agrees that all references, if any, to the Notes, the Loan Agreement, the Deeds of Trust, the Security Documents, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

         9. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor(s).

         10. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor(s), are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

         11. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

         12. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Administrative Agent.

         13. Guarantor agrees that this Consent and Agreement of Guarantor(s) may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) to physically form one document.

         DATED as of the date of the Agreement.

                      MERITAGE CORPORATION, a Maryland corporation



                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------


                      MTH - TEXAS GP, INC., an Arizona corporation



                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------


                      MTH - TEXAS LP, INC., an Arizona corporation



                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------

                      LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership

                      BY:      MTH - TEXAS GP, INC., an Arizona corporation,
                      General Partner



                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                      TEXAS HOME MORTGAGE CORPORATION, a Texas corporation



                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------


                      LEGACY OPERATING COMPANY, L.P., a Texas limited partnership

                      By:      MTH - TEXAS GP, INC., an Arizona
                               corporation, General Partner



                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                      GUARANTOR